                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          August 15, 2001
                                                             ---------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------
          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)



Laws of the United States                   033-99442-01                       51-0269396
------------------------------              ------------                       ----------
(State or other jurisdiction           (Commission File Number)      (IRS Employer Identification
 of incorporation or organization)                                               Number)



201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
                ------------
Registrant's telephone number, including area code


The First National Bank of Atlanta, 77 Read's Way, New Castle Corporate Commons,
--------------------------------------------------------------------------------
New Castle, Delaware 19720
--------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

          On July 27, 2001, First USA Bank, National Association became the Transferor and Servicer of Wachovia Credit Card Master Trust pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 4, 1999 as assumed by the Assumption Agreement for Wachovia dated July 27, 2001 by and between First USA Bank, National Association, the First National Bank of Atlanta d/b/a Wachovia Bank Card Services and The Bank of New York(Delaware).


Exhibit No.    Document Description
-----------    --------------------
    4.1        Assumption Agreement for Wachovia

Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
               See separate index to exhibits.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                         By:  /s/ Tracie H. Klein
                              --------------------------------------------------
                              Name:  Tracie H. Klein
                              Title: First Vice President



Date:  August 15, 2001
       ---------------

                               INDEX TO EXHIBITS



Exhibit Number    Exhibit
--------------    -------

      4.1         Assumption Agreement
     28.1         Excess Spread Analysis
     28.2         Series 1999-1 Monthly Servicing Certificate - July 31, 2001
     28.3         Monthy Series 1999-1 Certificateholder's Statement - July 31, 2001
     28.4         Series 1999-2 Monthly Servicing Certificate - July 31, 2001
     28.5         Monthly Series 1999-2 Certificateholder's  Statement - July 31, 2001
     28.6         Series 2000-1 Monthly Servicing Certificate - July 31, 2001
     28.7         Monthly Series 2000-1 Certificateholders' Statement - July 31, 2001